                                                                    EXHIBIT 10.3

                      THIRD AMENDMENT TO CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"),
                                                          ---------------
dated as of December 31, 1996, is entered into by and among Sullivan Broadcasting Company, Inc., a Delaware corporation formerly known as Act III Broadcasting, Inc. and successor by merger to A-3 Acquisition, Inc. ("SBC"),
                                                                      ---
Sullivan Broadcast Holdings, Inc., a Delaware corporation formerly known as A-3 Holdings, Inc., the Lenders parties hereto, and NationsBank of Texas, N.A., as Administrative Agent for the Lenders and as a Lender, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                    RECITALS

          A.   A-3 Acquisition, Inc., a Delaware corporation ("A-3
                                                               ---
Acquisition"), A-3 Holdings, Inc., a Delaware corporation,  the Administrative
-----------
Agent, the other members of the Agent Group and the Lenders entered into that certain Credit Agreement, dated January 4, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit Agreement").
     ----------------

          B. Pursuant to the Credit Agreement, the Lenders made Loans to A-3 Acquisition to enable it to consummate the Act III Acquisition.

          C. SBC and A-3 Acquisition have merged and SBC is the surviving corporation of such merger. Pursuant to an Assumption Agreement, dated January 4, 1996, SBC has expressly assumed and ratified all of the obligations of A-3 Acquisition under the Credit Agreement and the other Loan Documents to which A-3 Acquisition is a party and the due and punctual performance and observance of all the obligations to be performed and provisions to be observed by A-3 Acquisition under the Credit Agreement and such other Loan Documents. Pursuant to such merger and such Assumption Agreement, SBC is now the "Borrower" under the Credit Agreement.

          D.   The Borrower, the Parent and the Majority Lenders entered into
(i) that certain First Amendment to Credit Agreement and Limited Waiver and Consent dated as of May 24, 1996, evidencing the Lenders' consent to certain actions of the Borrower, waiving applicable Credit Agreement provisions prohibiting the same and amending the Credit Agreement in certain respects, all as described therein, and (ii) that certain Second Amendment to Credit Agreement dated as of July 10, 1996, further amending the Credit Agreement in certain other respects, as described therein.

          E. The Borrower, the Parent and the Lenders parties hereto wish to enter into this Third Amendment in order to further amend the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.     AMENDMENTS TO CREDIT AGREEMENT

          Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Borrower, the Parent and the Lenders parties hereto, who constitute not less than the Majority Lenders, hereby amend the Credit Agreement as follows:

          (a) AMENDMENT OF METHOD OF COMPUTING LETTER OF CREDIT FEE.  Section
                                                                      -------
4.3(d) of the Credit Agreement is amended by deleting the clause ", calculated
------
on the basis of a 360-day year, consisting of twelve 30-day months," from the sixth line thereof and replacing it with the following:

          ", calculated on the basis of a 360-day year for the actual days elapsed,"

          (b) AMENDMENT OF METHOD OF COMPUTING INTEREST.  Section 4.4 of the
                                                          -----------
Credit Agreement is amended by deleting the first grammatical sentence thereof in its entirety and replacing it with the following:

          "Interest (other than interest based on the Eurodollar Rate) and commitment fees shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and interest based on the Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed."

          SECTION 2.     REPRESENTATIONS AND WARRANTIES

          The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders as follows:

          (a) AUTHORITY. The execution, delivery and performance of this Third Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Parent.

          (b) ENFORCEABILITY.   This Third Amendment constitutes a legal, valid,
and binding obligation of the Borrower and the Parent, enforceable in accordance with the terms hereof.

          SECTION 3.     MISCELLANEOUS

          (a) RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS. Except as specifically amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Parent, and the execution and delivery of this Third Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Managing Agents under the Credit Agreement or operate as an approval of the terms and conditions of any agreement of the Borrower or any Subsidiary.

          (b) HEADINGS. Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose or be given any substantive effect.

          (c) APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          (d) COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (e) FINAL AGREEMENT. THIS THIRD AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                         SULLIVAN BROADCASTING COMPANY, INC.


                         By:    /s/ Patrick Bratton
                            --------------------------------------
                         Name:  Patrick Bratton
                         Title: Vice President - Finance


                         SULLIVAN BROADCAST HOLDINGS, INC.


                         By:    /s/ Patrick Bratton
                            --------------------------------------
                         Name:  Patrick Bratton
                         Title: Vice President - Finance


                         NATIONSBANK OF TEXAS, N.A.,
                         as Administrative Agent and as a Lender


                         By:    /s/ Gregory I Meador
                            --------------------------------------
                         Name:  Gregory I. Meador
                         Title: Vice President


                         BANKERS TRUST COMPANY,
                         as a Lender


                         By:    /s/ Gina S. Thompson
                            --------------------------------------
                         Name:  Gina S. Thompson
                         Title: Vice President

                         THE FIRST NATIONAL BANK OF BOSTON,
                         as a Lender


                         By:    /s/ M.S. Denomme
                            --------------------------------------
                         Name:  M.S. Denomme
                         Title: Director


                         THE CHASE MANHATTAN BANK,
                         as a Lender


                         By:    /s/ Ann B. Kerns
                            --------------------------------------
                         Name:  Ann B. Kerns
                         Title: Vice President


                         HELLER FINANCIAL, INC.,
                         as a Lender



                         By:    /s/ Joann L. Holman
                            --------------------------------------
                         Name:  Joann L. Holman
                         Title: Assistant Vice President


                         NEW YORK LIFE INSURANCE COMPANY,
                         as a Lender


                         By:
                            --------------------------------------
                         Name:
                         Title:

                         BANK OF AMERICA ILLINOIS,
                         as a Lender


                         By:    /s/ Carl F. Salas
                            --------------------------------------
                         Name:  Carl F. Salas
                         Title: Vice President


                         BANK OF MONTREAL, CHICAGO BRANCH,
                         as a Lender



                         By:    /s/ Rene Encarnacion
                            --------------------------------------
                         Name:  Rene Encarnacion
                         Title: Director



                         BANQUE FRANCAISE DU COMMERCE
                         EXTERIEUR, as a Lender


                         By:
                            --------------------------------------
                         Name:
                         Title:


                         BANQUE PARIBAS,
                         as a Lender


                         By:    /s/ Lynne S. Randall
                            --------------------------------------
                         Name:  Lynne S. Randall
                         Title: Vice President

                         CIBC INC.,
                         as a Lender


                         By:    /s/ Susan Hanna
                            --------------------------------------
                         Name:  Susan Hanna
                         Title: Director, CIBC Wood Gundy Securities
                                  Corp., as agent


                         CORESTATES BANK, N.A.,
                         as a Lender


                         By:    /s/ Edward Kittrell
                            --------------------------------------
                         Name:  Edward Kittrell
                         Title: Vice President


                         MERRILL LYNCH SENIOR FLOATING RATE
                         FUND, INC., as a Lender


                         By:    /s/ Anthony R. Clemente
                            --------------------------------------
                         Name:  Anthony R. Clemente
                         Title: Authorized Signatory


                         THE NIPPON CREDIT BANK, LTD., LOS
                         ANGELES AGENCY, as a Lender


                         By:    /s/ Jay Schwartz
                            --------------------------------------
                         Name:  Jay Schwartz
                         Title: Vice President & Manager

                         FLEET NATIONAL BANK,
                         formerly known as Shawmut Bank Connecticut, N.A., as a Lender


                         By:    /s/ Adam Bester
                            --------------------------------------
                         Name:  Adam Bester
                         Title: Senior Vice President


                         SOCIETE GENERALE,
                         as a Lender


                         By:    /s/ John Sadik-Khan
                            --------------------------------------
                         Name:  John Sadik-Khan
                         Title: Vice President


                         THE TRAVELERS INSURANCE COMPANY,
                         as a Lender


                         By:    /s/  John W. Petchler
                            --------------------------------------
                         Name:  John W. Petchler
                         Title: Second Vice President

                         UNION BANK OF CALIFORNIA, N.A.,
                         successor by merger to Union Bank,
                         as a Lender


                         By:    /s/ B. Adam Trout
                            --------------------------------------
                         Name:  B. Adam Trout
                         Title: Asst. Vice President


                         VAN KAMPEN AMERICAN CAPITAL PRIME
                         RATE INCOME TRUST, as a Lender


                         By:    /s/ Jeffrey W. Maillet
                            --------------------------------------
                         Name:  Jeffrey W. Maillet
                         Title: Sr. Vice Pres. Portfolio Mgr.


                         THE NORTHWESTERN MUTUAL LIFE
                         INSURANCE COMPANY, as a Lender


                         By:    /s/ John E. Schlifske
                            --------------------------------------
                         Name:  John E. Schlifske
                         Title: Vice President


                         NEW YORK LIFE INSURANCE AND ANNUITY
                         CORPORATION, as a Lender


                         By:
                            --------------------------------------
                         Name:
                         Title:

                         AERIES FINANCE LTD.,
                         as a Lender


                         By:    /s/ Andrew Ian Wignall
                            --------------------------------------
                         Name:  Andrew Ian Wignall
                         Title: Director


                         SENIOR DEBT PORTFOLIO,
                         as a Lender


                         By:    /s/ Scott H. Page
                            --------------------------------------
                         Name:  Scott H. Page
                         Title: Vice President


                         RESTRUCTURED OBLIGATIONS BACKED BY
                         SENIOR ASSETS B.V., as a Lender

                         By:  ABN TRUST COMPANY (NEDERLAND)
                              B.V., its Managing Director


                              By: Chancellor LGT Senior Secured Management, Inc.
                                  as Portfolio Advisor


                              By:    /s/ Christopher E. Jansen
                                 ----------------------------------
                              Name:  Christopher E. Jansen
                              Title: Managing Director

                         NATIONSBANK, N.A. (CAROLINAS),
                         as a Lender


                         By:    /s/ Chris Barton
                            --------------------------------------
                         Name:  Chris Barton
                         Title: Vice President



                         INDOSUEZ CAPITAL FUNDING II, LIMITED,
                         as a Lender



                         By:    /s/
                            --------------------------------------
                         Name:
                         Title:

                                 ACKNOWLEDGMENT

     The undersigned hereby consent to this Third Amendment, and agree that the execution and delivery of the Third Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations and liabilities of each of the undersigned under the Guaranty Agreement, dated January 4, 1996, executed or joined in by each of the undersigned in favor of Lenders, the Administrative Agent and the other members of the Agent Group, or under any other Loan Documents to which any of the undersigned are parties, and such Guaranty Agreement and other Loan Documents shall continue in full force and effect. This consent and agreement shall be binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of the Lenders, the Administrative Agent, the other members of the Agent Group and their respective successors and assigns.

     IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment to be duly executed and delivered by a proper and duly authorized officer as of the day and year first above written.

                         SULLIVAN BROADCASTING OF NEVADA, INC.
                         SULLIVAN BROADCASTING OF DAYTON, INC.
                         SULLIVAN BROADCASTING OF CHARLESTON,
                         INC.
                         SULLIVAN BROADCASTING OF ROCHESTER,
                         INC.
                         SULLIVAN BROADCASTING OF NASHVILLE,
                         INC.
                         SULLIVAN BROADCASTING OF RICHMOND,
                         INC.
                         SULLIVAN BROADCASTING OF WEST
                         VIRGINIA, INC.
                         SULLIVAN BROADCASTING OF BUFFALO, INC.
                         SULLIVAN BROADCASTING LICENSE CORP.
                         SULLIVAN BROADCASTING MANAGEMENT
                         SERVICES, INC.
                         SULLIVAN BROADCASTING OF UTICA, INC.
                         SULLIVAN BROADCASTING OF TENNESSEE,
                         INC.



                         By:    /s/ Patrick Bratton
                            --------------------------------------
                         Name:  Patrick Bratton
                               -----------------------------------
                         Title: V.P. - Finance       of each of the
                               ----------------------
                                 above-named corporations